SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

Current Report

Dated February 27, 2014

of

ZALE CORPORATION

A Delaware Corporation
IRS Employer Identification No. 75-0675400
SEC File Number 001-04129

901 West Walnut Hill Lane
Irving, Texas  75038
(972) 580-4000

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

          On February 27, 2014, Zale Corporation (“Zale”) issued a press release reporting its financial results for the three months ended January 31, 2014.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.  A copy of a slide presentation that will accompany Zale’s earnings conference call is being furnished as Exhibit 99.2 and is incorporated herein by reference.

          The information set forth in Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

          On February 27, 2014, Zale issued the press release described in Item 2.02 above and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          99.1      Press release

          99.2      Investor presentation

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Signet. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Company's proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from the Company by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com.

Participants in the Solicitation

Signet, the Company and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about the Company's directors and executive officers is set forth in the Company's Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013. Information concerning the interests of the Company's participants in the solicitation, which may, in some cases, be different than those of the Company's stockholders generally, is set forth in the materials filed by the Company with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

		By:	/s/ THOMAS A. HAUBENSTRICKER
Thomas A. Haubenstricker
Senior Vice President,
Chief Financial Officer

Date:	February 27, 2014